SECURED PROMISSORY NOTE

DATA443 RISK MITIGATION, INC.,
AS PAYOR

January 31, 2021

SECURED PROMISSORY NOTE

$959,212.80

Morrisville, North Carolina
January 31, 2021

THIS SECURED PROMISSORY NOTE (the "Note") is being issued and executed by DATA443 RISK MITIGATION, INC., a North Carolina corporation ("Payor"), in favor of and being delivered to those persons identified on the execution page hereto as the Holders (collectively, "Holder") in connection with, and pursuant to, that certain Asset Sale Agreement concurrently executed by and between Payor and Holder (the "Sale Agreement"). This Note is intended to embody that portion of the Purchase Price (as defined in the Sale Agreement) which is payable to Holder pursuant to Section 4.5 of the Sale Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as set forth in the Sale Agreement.

FOR VALUE RECEIVED, Payor does hereby unconditionally promise to pay to the order of Holder the original principal balance of NINE HUNDRED FIFTY-NINE THOUSAND TWO HUNDRED TWELVE AND 80/100 DOLLARS ($959,212.80) in legal and lawful money of the United States of America, with the simple interest thereon from the 31st day of January 2021 (the "Issue Date"), until the sixtieth (60th) month anniversary of the Issue Date (the "Maturity Date") at the rate of four percent (4%) per annum, pursuant to the following terms and conditions:

I
PAYMENT OBLIGATIONS

1.1 **Required Payments**. Payments of principal and interest commence on the 30th day immediately following the Issue Date and continue thereafter on the same day of each successive calendar month in accordance with the following schedule:

Months After Issue Date	Payment Amount
1-12	$6,832 principal, plus accrued interest thereon
13-24	$10,248 principal, plus accrued interest thereon
25-36	$13,664 principal, plus accrued interest thereon
37-48	$20,496 principal, plus accrued interest thereon
49-60	$28,694.40 principal, plus accrued interest thereon

1.2 **Computation of Interest**. Simple interest shall be computed on the unpaid principal hereunder on the basis of a three hundred sixty-five (365) day year and the actual days elapsed from the Issue Date.

1.3 **Default Interest Rate**. Without limitation on Holder's other rights and remedies, upon the earliest to occur of an Event of Default or the Maturity Date, accelerated or otherwise, and until payment in full of the amount due hereunder, the rate of interest accruing on the unpaid principal balance shall be at the rate equal to the highest rate permitted under applicable law, from and after the date of the Event of Default, irrespective of the acceleration of the unpaid principal balance. This Section 1.3 shall not be construed as an agreement or privilege to extend the date upon which payment in full is due hereunder, or a waiver of any other right or remedy available to Holder hereunder.

1.4 **Late Charges**. If the entire amount of any required principal, interest, or other payment hereunder is not paid in full within ten (10) days after the same is due, Payor shall pay to the Holder a late fee equal to five percent (5%) of the required payment, in addition to all other amounts then due.

1.5 **Prepayments**. Payor shall have the right, at any time, to prepay any unpaid principal or interest due hereunder without penalty.

1.6 **Delivery of Payments**. All payments under this Note, whether of principal or interest, or both, shall be made to Holder in lawful money of the United States at such place as Holder shall designate in writing to Payor, without any offset, reduction, or recoupment whatsoever, unless expressly provided to the contrary herein. All

payments shall be applied first against outstanding fees and damages, then against accrued interest, and then applied in reduction of the principal sum due hereunder. Upon assignment of the interest of Holder in this Note, Payor shall instead make its payment pursuant to the assignee's instructions upon receipt of written notice thereof.

1.7 **Illegality**. Nothing in this Note shall be construed or shall operate, either presently or prospectively, (a) to require Payor to pay interest at a rate greater than is at any time lawful in such case to contract for but shall require payment of interest only to the extent of such lawful rate; or, (b) to require Payor to make any payment or do any act contrary to law. If it should be held that the interest payable under this Note is in excess of the maximum permitted by law, the interest chargeable hereunder (whether included in the face amount or otherwise) shall be reduced to the maximum amount permitted by law, and any excess of the said maximum amount permitted by law shall be cancelled automatically and, at the option of Holder, if theretofore or thereafter paid, shall be either refunded to Payor or credited to the principal balance of this Note (without prepayment penalties) and applied to the payment of the last maturing installment or installments of the indebtedness evidenced hereby (whether or not then due and payable) and not to the payment of interest.

1.8 **Security Interest**. This Note is secured by a security interest granted by Payor to Holder pursuant to a Security Agreement concurrently executed by Payor and Holder (the "Security Agreement"). This Note is subject to all terms and conditions of the Security Agreement. Payor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Payor, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then Holder will be entitled to, among other relief to which the Holder may be entitled under this Note, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit Holder to exercise all of its rights and remedies pursuant to the Security Agreement and/or applicable law. PAYOR EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, PAYOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE, OR INHIBIT IN ANY WAY THE ABILITY OF HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE SECURITY AGREEMENT AND/OR APPLICABLE LAW. Payor hereby consents to any motion for relief from stay that may be filed by Holder in any bankruptcy or insolvency proceeding initiated by or against Payor and, further, agrees not to file any opposition to any motion for relief from stay filed by Holder. Payor represents, acknowledges, and agrees that this provision is a specific and material aspect of this Note and the Sale Agreement, and that Holder would not agree to the terms of the Sale Agreement if this waiver were not a part of this Note. Payor further represents, acknowledges, and agrees that (i) this waiver is knowingly, intelligently, and voluntarily made; (ii) neither Holder nor any person acting on behalf of Holder has made any representations to induce this waiver; and, (iii) Payor has been represented (or has had the opportunity to he represented) in the signing of this Note and all Transaction Documents and in the making of this waiver by independent legal counsel selected by Payor and that the Payor has discussed this waiver with counsel.

II
RIGHT TO SET-OFF

2.1 **Sale Agreement**. This Note is entitled to the benefits of, and is subject to the terms contained in, the Sale Agreement, including, without limitation, the set-off rights of Payor set forth in Section 4.7 of the Sale Agreement.

2.2 **Set-Off**. In the event that any dispute arises with respect to any set-off asserted in good faith by Payor, either party may, by written notice to the other, demand arbitration of such dispute. If Holder fails to make such demand for arbitration within thirty (30) days of the date Payor first notifies Holder of such set-off, Holder shall be deemed to have waived any and all rights it has to dispute such set-off, and any payment made by Payor which is net of the set-off shall constitute full performance by Payor with respect to the installment(s) of principal and interest (or any portion thereof) in an amount equal to the set-off. In the event arbitration is properly commenced, Payor shall place the required payments in an interest bearing escrow account (the "Escrow") to be established by Payor for such

purpose, in which case an Event of Default shall not be deemed to have occurred hereunder, and the Escrow shall be allocated in accordance with the arbitration under Section 2.4, below.

2.3 **Arbitration**.

2.3.1. **Scope of Arbitration**. The scope of any arbitration commenced pursuant to this Article IV shall be limited to the issue of the set-off and the amount thereof listed in the notice of set-off sent by Payor to Holder pursuant to the Sale Agreement. As part of their decision in any arbitration proceeding, the arbitrators may allocate the cost of arbitration, including fees of attorneys and experts, as they deem fair and equitable in light of all relevant circumstances. Accrued interest on the funds being held in the Escrow will be distributed to the parties pro rata in the same proportion as the funds in the Escrow are distributed.

2.3.2. **Commencing and Conducting Arbitration**. Any arbitration hereunder shall be commenced not later than thirty (30) days following the date of delivery of the notice of arbitration by a panel of three qualified arbitrators, one who shall be designated by Payor, one by Holder, and one (who shall act as chairman of the arbitration panel) by the first two arbitrators so appointed. The arbitration shall be conducted in Wake County, North Carolina, in accordance with the rules promulgated and adopted by the American Arbitration Association. In any arbitration proceeding conducted pursuant to the provisions of this Section 2.3, both parties shall have the right to conduct discovery, and to call witnesses and to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both. The majority decision of the arbitration panel shall be final, binding, and conclusive on all parties (without any right of appeal therefrom) and shall not be subject to judicial review. The parties consent to the jurisdiction of North Carolina courts for enforcement of this determination by arbitration.

III
EVENTS OF DEFAULT AND REMEDIES

3.1 **Events of Default**. An "Event of Default" hereunder shall mean any of the following:

(a) If a default shall be made in the payment of any installment of principal or interest or any other amount due hereunder, as when due and payable and continuing for a period of ten (10) days following written notice thereof by Holder to Payor. However, in the event that Payor exercises any right of set-off or pays money to the Escrow referred to in Section 2.2, above, and Holder disputes such claimed set-off or payment into Escrow, the performance by Payor of its payment obligations under this Note in an amount equal to or the amount claimed to be subject to set-off in the notice relating to the set-off or the amount paid to the Escrow, as applicable, shall be excused until such dispute is finally resolved as set forth in Section 2.3, above, and all time periods provided for in this Note shall be tolled as to such claimed offset amount or the amount paid to the Escrow during the pendency of such action.

(b) If under any of the Transaction Documents, an Event of Default shall have occurred, as such term is defined in the particular Transaction Document.

(c) Any representation or warranty made in (i) this Note; (ii) any of the Transaction Documents; (iii) any written statement pursuant hereto or thereto; or, (iv) any other report, financial statement, or certificate made or delivered to Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

(d) The common stock of Payor shall not be eligible for listing or quotation for trading on a trading market and shall not be eligible to resume listing or quotation for trading thereon within ten (10) trading days;

(e) If at any time Holder fails to have a first priority perfected security interest in the Collateral; or

(f) Payor shall be subject to a Bankruptcy Event.

For purposes of this Note, the term "Bankruptcy Event" means any of the following events: (a) Payor commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to Payor; (b) there is commenced against Payor any such case or proceeding that is not dismissed within sixty (60) calendar days after commencement; (c) a Payor is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) Payor suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment; (e) Payor makes a general assignment for the benefit of creditors; (f) Payor calls a meeting of its creditors with a view to arranging a composition, adjustment, or restructuring of its debts; or, (g) Payor, by any act or failure to act, expressly indicates its consent to, approval of, or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

3.2 **Acceleration**. At any time after the occurrence of an Event of Default and until such time as the Event of Default is cured and no longer existing, Holder may, by written notice sent to Payor, declare the entire amount of this Note to be due and payable, whereupon this Note shall become forthwith due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived. However, if Payor pays to Holder all scheduled installments of principal and interest due and owing (without regard to any acceleration hereunder) within fifteen (15) days of receipt of the notice referred to herein, then this Note shall be reinstated and such acceleration shall be deemed rescinded. No such rescission or reinstatement shall affect any subsequent Event of Default.

3.3 **Remedies**. Upon acceleration by Holder, Holder shall be entitled to those remedies contained in the Security Agreement and all other legal and equitable rights available under applicable law. The remedies of Holder shall be distinct and cumulative, and may be pursued singly, successively, or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other further exercise of the same or any other right or remedy. Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time, or nullify any prior exercise of any such rights or remedies without the express written consent of Holder.

IV
ADDITIONAL PROVISIONS

4.1 **Waiver**. The granting, without notice, of any extension or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, condition or agreement contained herein, or the granting of any other indulgences to Payor, or any other modification or amendment of this Note shall in no way release or discharge the liability of Payor, or of any endorser, guarantor or other person secondarily liable for this Note. Payor and any other persons presently liable hereon agree that additional makers, endorsers, guarantors or sureties may become parties hereto or liable hereon without notice to them and without affecting their liability hereunder. Unless agreed to the contrary in writing, failure or delay on the part of Holder to enforce any provision of this Note shall not be deemed a waiver of any such provision, nor shall the Holder be estopped from enforcing any such provision at a later time.

5.2 **Absolute Obligation**. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of Payor, which is absolute and unconditional, to pay the principal, accrued interest, and all other amounts due hereunder, at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of Payor.

5.3 **Amendment and Assignability**. This Note may be amended or modified only by a writing signed by all parties. This Note shall apply to and bind Payor and each of its successors and assigns. Payor may not assign its obligations under this Note without Holder's prior written consent, and any such assignment shall not relieve Payor of its obligations hereunder.

5.4 **Provisions of Sale Agreement**. To the extent not expressly inconsistent with this Note, and applying all necessary revisions to apply to this Note, Sections 3.3 and 3.4 and Article XII of the Sale Agreement are hereby expressly incorporated herein by reference as if set forth in full herein.

Payor hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Note, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Note.

PAYOR:

DATA443 RISK MITIGATION, INC.,
a North Carolina corporation

BY: ______________________

NAME: Jason Remillard

TITLE: President

DATED: ________________

HOLDER:

2020 NOTEHOLDERS, LLC.,
a Louisiana limited liability company

BY: ______________________

NAME: Ross P. Barrett

TITLE: Manager

DATED: ________________

5.4 **Provisions of Sale Agreement**. To the extent not expressly inconsistent with this Note, and applying all necessary revisions to apply to this Note, Sections 3.3 and 3.4 and Article XII of the Sale Agreement are hereby expressly incorporated herein by reference as if set forth in full herein.

Payor hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Note, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Note.

PAYOR:

DATA443 RISK MITIGATION, INC.,
a North Carolina corporation

BY: ________________________

NAME: Jason Remillard

TITLE: President

DATED: ________________

HOLDER:

2020 NOTEHOLDERS, LLC.,
a Louisiana limited liability company

BY: [signature]

NAME: Ross P. Barrett

TITLE: Manager

DATED: 2/3/21

1.1/sm/gb/DATA443/ArcmailAcqusition/ForeclosureSale/SecuredPromNote

SECURED PROMISSORY NOTE

DATA443 RISK MITIGATION, INC.,
AS PAYOR

January 31, 2021

SECURED PROMISSORY NOTE

$388,627.20 — Morrisville, North Carolina, January 31, 2021

THIS SECURED PROMISSORY NOTE (the "Note") is being issued and executed by DATA443 RISK MITIGATION, INC., a North Carolina corporation ("Payor"), in favor of and being delivered to those persons identified on the execution page hereto as the Holders (collectively, "Holder") in connection with, and pursuant to, that certain Asset Sale Agreement concurrently executed by and between Payor and Holder (the "Sale Agreement"). This Note is intended to embody that portion of the Purchase Price (as defined in the Sale Agreement) which is payable to Holder pursuant to Section 4.5 of the Sale Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as set forth in the Sale Agreement.

FOR VALUE RECEIVED, Payor does hereby unconditionally promise to pay to the order of Holder the original principal balance of THREE HUNDRED EIGHTY-EIGHT THOUSAND SIX HUNDRED TWENTY-SEVEN AND 20/100 DOLLARS ($388,627.20) in legal and lawful money of the United States of America, with the simple interest thereon from the 31st day of January 2021 (the "Issue Date"), until the sixtieth (60th) month anniversary of the Issue Date (the "Maturity Date") at the rate of four percent (4%) per annum, pursuant to the following terms and conditions:

I
PAYMENT OBLIGATIONS

1.1 **Required Payments**. Payments of principal and interest commence on the 30th day immediately following the Issue Date and continue thereafter on the same day of each successive calendar month in accordance with the following schedule:

Months After Issue Date	Payment Amount
1-12	$2,768 principal, plus accrued interest thereon
13-24	$4,152 principal, plus accrued interest thereon
25-36	$5,536 principal, plus accrued interest thereon
37-48	$8,304 principal, plus accrued interest thereon
49-60	$11,625.60 principal, plus accrued interest thereon

1.2 **Computation of Interest**. Simple interest shall be computed on the unpaid principal hereunder on the basis of a three hundred sixty-five (365) day year and the actual days elapsed from the Issue Date.

1.3 **Default Interest Rate**. Without limitation on Holder's other rights and remedies, upon the earliest to occur of an Event of Default or the Maturity Date, accelerated or otherwise, and until payment in full of the amount due hereunder, the rate of interest accruing on the unpaid principal balance shall be at the rate equal to the highest rate permitted under applicable law, from and after the date of the Event of Default, irrespective of the acceleration of the unpaid principal balance. This Section 1.3 shall not be construed as an agreement or privilege to extend the date upon which payment in full is due hereunder, or a waiver of any other right or remedy available to Holder hereunder.

1.4 **Late Charges**. If the entire amount of any required principal, interest, or other payment hereunder is not paid in full within ten (10) days after the same is due, Payor shall pay to the Holder a late fee equal to five percent (5%) of the required payment, in addition to all other amounts then due.

1.5 **Prepayments**. Payor shall have the right, at any time, to prepay any unpaid principal or interest due hereunder without penalty.

1.6 **Delivery of Payments**. All payments under this Note, whether of principal or interest, or both, shall be made to Holder in lawful money of the United States at such place as Holder shall designate in writing to Payor,

without any offset, reduction, or recoupment whatsoever, unless expressly provided to the contrary herein. All payments shall be applied first against outstanding fees and damages, then against accrued interest, and then applied in reduction of the principal sum due hereunder. Upon assignment of the interest of Holder in this Note, Payor shall instead make its payment pursuant to the assignee's instructions upon receipt of written notice thereof.

1.7 **Illegality**. Nothing in this Note shall be construed or shall operate, either presently or prospectively, (a) to require Payor to pay interest at a rate greater than is at any time lawful in such case to contract for but shall require payment of interest only to the extent of such lawful rate; or, (b) to require Payor to make any payment or do any act contrary to law. If it should be held that the interest payable under this Note is in excess of the maximum permitted by law, the interest chargeable hereunder (whether included in the face amount or otherwise) shall be reduced to the maximum amount permitted by law, and any excess of the said maximum amount permitted by law shall be cancelled automatically and, at the option of Holder, if theretofore or thereafter paid, shall be either refunded to Payor or credited to the principal balance of this Note (without prepayment penalties) and applied to the payment of the last maturing installment or installments of the indebtedness evidenced hereby (whether or not then due and payable) and not to the payment of interest.

1.8 **Security Interest**. This Note is secured by a security interest granted by Payor to Holder pursuant to a Security Agreement concurrently executed by Payor and Holder (the "Security Agreement"). This Note is subject to all terms and conditions of the Security Agreement. Payor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Payor, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then Holder will be entitled to, among other relief to which the Holder may be entitled under this Note, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit Holder to exercise all of its rights and remedies pursuant to the Security Agreement and/or applicable law. PAYOR EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, PAYOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE, OR INHIBIT IN ANY WAY THE ABILITY OF HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE SECURITY AGREEMENT AND/OR APPLICABLE LAW. Payor hereby consents to any motion for relief from stay that may be filed by Holder in any bankruptcy or insolvency proceeding initiated by or against Payor and, further, agrees not to file any opposition to any motion for relief from stay filed by Holder. Payor represents, acknowledges, and agrees that this provision is a specific and material aspect of this Note and the Sale Agreement, and that Holder would not agree to the terms of the Sale Agreement if this waiver were not a part of this Note. Payor further represents, acknowledges, and agrees that (i) this waiver is knowingly, intelligently, and voluntarily made; (ii) neither Holder nor any person acting on behalf of Holder has made any representations to induce this waiver; and, (iii) Payor has been represented (or has had the opportunity to he represented) in the signing of this Note and all Transaction Documents and in the making of this waiver by independent legal counsel selected by Payor and that the Payor has discussed this waiver with counsel.

II
RIGHT TO SET-OFF

2.1 **Sale Agreement**. This Note is entitled to the benefits of, and is subject to the terms contained in, the Sale Agreement, including, without limitation, the set-off rights of Payor set forth in Section 4.7 of the Sale Agreement.

2.2 **Set-Off**. In the event that any dispute arises with respect to any set-off asserted in good faith by Payor, either party may, by written notice to the other, demand arbitration of such dispute. If Holder fails to make such demand for arbitration within thirty (30) days of the date Payor first notifies Holder of such set-off, Holder shall be deemed to have waived any and all rights it has to dispute such set-off, and any payment made by Payor which is net of the set-off shall constitute full performance by Payor with respect to the installment(s) of principal and interest (or any portion thereof) in an amount equal to the set-off. In the event arbitration is properly commenced, Payor shall

place the required payments in an interest bearing escrow account (the "Escrow") to be established by Payor for such purpose, in which case an Event of Default shall not be deemed to have occurred hereunder, and the Escrow shall be allocated in accordance with the arbitration under Section 2.4, below.

2.3 **Arbitration**.

2.3.1. **Scope of Arbitration**. The scope of any arbitration commenced pursuant to this Article IV shall be limited to the issue of the set-off and the amount thereof listed in the notice of set-off sent by Payor to Holder pursuant to the Sale Agreement. As part of their decision in any arbitration proceeding, the arbitrators may allocate the cost of arbitration, including fees of attorneys and experts, as they deem fair and equitable in light of all relevant circumstances. Accrued interest on the funds being held in the Escrow will be distributed to the parties pro rata in the same proportion as the funds in the Escrow are distributed.

2.3.2. **Commencing and Conducting Arbitration**. Any arbitration hereunder shall be commenced not later than thirty (30) days following the date of delivery of the notice of arbitration by a panel of three qualified arbitrators, one who shall be designated by Payor, one by Holder, and one (who shall act as chairman of the arbitration panel) by the first two arbitrators so appointed. The arbitration shall be conducted in Wake County, North Carolina, in accordance with the rules promulgated and adopted by the American Arbitration Association. In any arbitration proceeding conducted pursuant to the provisions of this Section 2.3, both parties shall have the right to conduct discovery, and to call witnesses and to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both. The majority decision of the arbitration panel shall be final, binding, and conclusive on all parties (without any right of appeal therefrom) and shall not be subject to judicial review. The parties consent to the jurisdiction of North Carolina courts for enforcement of this determination by arbitration.

III
EVENTS OF DEFAULT AND REMEDIES

3.1 **Events of Default**. An "Event of Default" hereunder shall mean any of the following:

(a) If a default shall be made in the payment of any installment of principal or interest or any other amount due hereunder, as when due and payable and continuing for a period of ten (10) days following written notice thereof by Holder to Payor. However, in the event that Payor exercises any right of set-off or pays money to the Escrow referred to in Section 2.2, above, and Holder disputes such claimed set-off or payment into Escrow, the performance by Payor of its payment obligations under this Note in an amount equal to or the amount claimed to be subject to set-off in the notice relating to the set-off or the amount paid to the Escrow, as applicable, shall be excused until such dispute is finally resolved as set forth in Section 2.3, above, and all time periods provided for in this Note shall be tolled as to such claimed offset amount or the amount paid to the Escrow during the pendency of such action.

(b) If under any of the Transaction Documents, an Event of Default shall have occurred, as such term is defined in the particular Transaction Document.

(c) Any representation or warranty made in (i) this Note; (ii) any of the Transaction Documents; (iii) any written statement pursuant hereto or thereto; or, (iv) any other report, financial statement, or certificate made or delivered to Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

(d) The common stock of Payor shall not be eligible for listing or quotation for trading on a trading market and shall not be eligible to resume listing or quotation for trading thereon within ten (10) trading days;

(e) If at any time Holder fails to have a first priority perfected security interest in the Collateral; or

(f) Payor shall be subject to a Bankruptcy Event.

For purposes of this Note, the term "Bankruptcy Event" means any of the following events: (a) Payor commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to Payor; (b) there is commenced against Payor any such case or proceeding that is not dismissed within sixty (60) calendar days after commencement; (c) a Payor is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) Payor suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment; (e) Payor makes a general assignment for the benefit of creditors; (f) Payor calls a meeting of its creditors with a view to arranging a composition, adjustment, or restructuring of its debts; or, (g) Payor, by any act or failure to act, expressly indicates its consent to, approval of, or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

3.2 **Acceleration**. At any time after the occurrence of an Event of Default and until such time as the Event of Default is cured and no longer existing, Holder may, by written notice sent to Payor, declare the entire amount of this Note to be due and payable, whereupon this Note shall become forthwith due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived. However, if Payor pays to Holder all scheduled installments of principal and interest due and owing (without regard to any acceleration hereunder) within fifteen (15) days of receipt of the notice referred to herein, then this Note shall be reinstated and such acceleration shall be deemed rescinded. No such rescission or reinstatement shall affect any subsequent Event of Default.

3.3 **Remedies**. Upon acceleration by Holder, Holder shall be entitled to those remedies contained in the Security Agreement and all other legal and equitable rights available under applicable law. The remedies of Holder shall be distinct and cumulative, and may be pursued singly, successively, or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other further exercise of the same or any other right or remedy. Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time, or nullify any prior exercise of any such rights or remedies without the express written consent of Holder.

IV
ADDITIONAL PROVISIONS

4.1 **Waiver**. The granting, without notice, of any extension or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, condition or agreement contained herein, or the granting of any other indulgences to Payor, or any other modification or amendment of this Note shall in no way release or discharge the liability of Payor, or of any endorser, guarantor or other person secondarily liable for this Note. Payor and any other persons presently liable hereon agree that additional makers, endorsers, guarantors or sureties may become parties hereto or liable hereon without notice to them and without affecting their liability hereunder. Unless agreed to the contrary in writing, failure or delay on the part of Holder to enforce any provision of this Note shall not be deemed a waiver of any such provision, nor shall the Holder be estopped from enforcing any such provision at a later time.

5.2 **Absolute Obligation**. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of Payor, which is absolute and unconditional, to pay the principal, accrued interest, and all other amounts due hereunder, at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of Payor.

5.3 **Amendment and Assignability**. This Note may be amended or modified only by a writing signed by all parties. This Note shall apply to and bind Payor and each of its successors and assigns. Payor may not assign its obligations under this Note without Holder's prior written consent, and any such assignment shall not relieve Payor

of its obligations hereunder.

5.4 **Provisions of Sale Agreement**. To the extent not expressly inconsistent with this Note, and applying all necessary revisions to apply to this Note, Sections 3.3 and 3.4 and Article XII of the Sale Agreement are hereby expressly incorporated herein by reference as if set forth in full herein.

Payor hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Note, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Note.

PAYOR:

DATA443 RISK MITIGATION, INC.,
a North Carolina corporation

BY: ___________________________

NAME: Jason Remillard

TITLE: President

DATED: __________________

HOLDER:

HFST, L.L.C.

BY: ___________________________

NAME: Howard Sklar

TITLE: Manager

DATED: __________________

of its obligations hereunder.

5.4 **Provisions of Sale Agreement**. To the extent not expressly inconsistent with this Note, and applying all necessary revisions to apply to this Note, Sections 3.3 and 3.4 and Article XII of the Sale Agreement are hereby expressly incorporated herein by reference as if set forth in full herein.

Payor hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Note, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Note.

PAYOR:

DATA443 RISK MITIGATION, INC.,
a North Carolina corporation

BY: ______________________

NAME: Jason Remillard

TITLE: President

DATED: ________________

HOLDER:

HFST, L.L.C.

BY: ______________________

NAME: Howard Sklar

TITLE: Manager

DATED: 1-29-21

9

SECURED PROMISSORY NOTE

DATA443 RISK MITIGATION, INC.,
AS PAYOR

January 31, 2021

SECURED PROMISSORY NOTE

$56,160.00 — Morrisville, North Carolina
January 31, 2021

THIS SECURED PROMISSORY NOTE (the "Note") is being issued and executed by DATA443 RISK MITIGATION, INC., a North Carolina corporation ("Payor"), in favor of and being delivered to those persons identified on the execution page hereto as the Holders (collectively, "Holder") in connection with, and pursuant to, that certain Asset Sale Agreement concurrently executed by and between Payor and Holder (the "Sale Agreement"). This Note is intended to embody that portion of the Purchase Price (as defined in the Sale Agreement) which is payable to Holder pursuant to Section 4.5 of the Sale Agreement. Unless otherwise separately defined herein, all capitalized terms used in this Note shall have the same meaning as set forth in the Sale Agreement.

FOR VALUE RECEIVED, Payor does hereby unconditionally promise to pay to the order of Holder the original principal balance of FIFTY-SIX THOUSAND ONE HUNDRED SIXTY AND 00/100 DOLLARS ($56,160) in legal and lawful money of the United States of America, with the simple interest thereon from the 31st day of January 2021 (the "Issue Date"), until the sixtieth (60th) month anniversary of the Issue Date (the "Maturity Date") at the rate of four percent (4%) per annum, pursuant to the following terms and conditions:

I
PAYMENT OBLIGATIONS

1.1 **Required Payments**. Payments of principal and interest commence on the 30th day immediately following the Issue Date and continue thereafter on the same day of each successive calendar month in accordance with the following schedule:

Months After Issue Date	Payment Amount
1-12	$400.00 principal, plus accrued interest thereon
13-24	$600.00 principal, plus accrued interest thereon
25-36	$800.00 principal, plus accrued interest thereon
37-48	$1,200.00 principal, plus accrued interest thereon
49-60	$1,680 principal, plus accrued interest thereon

1.2 **Computation of Interest**. Simple interest shall be computed on the unpaid principal hereunder on the basis of a three hundred sixty-five (365) day year and the actual days elapsed from the Issue Date.

1.3 **Default Interest Rate**. Without limitation on Holder's other rights and remedies, upon the earliest to occur of an Event of Default or the Maturity Date, accelerated or otherwise, and until payment in full of the amount due hereunder, the rate of interest accruing on the unpaid principal balance shall be at the rate equal to the highest rate permitted under applicable law, from and after the date of the Event of Default, irrespective of the acceleration of the unpaid principal balance. This Section 1.3 shall not be construed as an agreement or privilege to extend the date upon which payment in full is due hereunder, or a waiver of any other right or remedy available to Holder hereunder.

1.4 **Late Charges**. If the entire amount of any required principal, interest, or other payment hereunder is not paid in full within ten (10) days after the same is due, Payor shall pay to the Holder a late fee equal to five percent (5%) of the required payment, in addition to all other amounts then due.

1.5 **Prepayments**. Payor shall have the right, at any time, to prepay any unpaid principal or interest due hereunder without penalty.

1.6 **Delivery of Payments**. All payments under this Note, whether of principal or interest, or both, shall be made to Holder in lawful money of the United States at such place as Holder shall designate in writing to Payor, without any offset, reduction, or recoupment whatsoever, unless expressly provided to the contrary herein. All

payments shall be applied first against outstanding fees and damages, then against accrued interest, and then applied in reduction of the principal sum due hereunder. Upon assignment of the interest of Holder in this Note, Payor shall instead make its payment pursuant to the assignee's instructions upon receipt of written notice thereof.

1.7 **Illegality**. Nothing in this Note shall be construed or shall operate, either presently or prospectively, (a) to require Payor to pay interest at a rate greater than is at any time lawful in such case to contract for but shall require payment of interest only to the extent of such lawful rate; or, (b) to require Payor to make any payment or do any act contrary to law. If it should be held that the interest payable under this Note is in excess of the maximum permitted by law, the interest chargeable hereunder (whether included in the face amount or otherwise) shall be reduced to the maximum amount permitted by law, and any excess of the said maximum amount permitted by law shall be cancelled automatically and, at the option of Holder, if theretofore or thereafter paid, shall be either refunded to Payor or credited to the principal balance of this Note (without prepayment penalties) and applied to the payment of the last maturing installment or installments of the indebtedness evidenced hereby (whether or not then due and payable) and not to the payment of interest.

1.8 **Security Interest**. This Note is secured by a security interest granted by Payor to Holder pursuant to a Security Agreement concurrently executed by Payor and Holder (the "Security Agreement"). This Note is subject to all terms and conditions of the Security Agreement. Payor acknowledges and agrees that should a proceeding under any bankruptcy or insolvency law be commenced by or against the Payor, or if any of the Collateral (as defined in the Security Agreement) should become the subject of any bankruptcy or insolvency proceeding, then Holder will be entitled to, among other relief to which the Holder may be entitled under this Note, an order from the court granting immediate relief from the automatic stay pursuant to 11 U.S.C. Section 362 to permit Holder to exercise all of its rights and remedies pursuant to the Security Agreement and/or applicable law. PAYOR EXPRESSLY WAIVES THE BENEFIT OF THE AUTOMATIC STAY IMPOSED BY 11 U.S.C. SECTION 362. FURTHERMORE, PAYOR EXPRESSLY ACKNOWLEDGES AND AGREES THAT NEITHER 11 U.S.C. SECTION 362 NOR ANY OTHER SECTION OF THE BANKRUPTCY CODE OR OTHER STATUTE OR RULE (INCLUDING, WITHOUT LIMITATION, 11 U.S.C. SECTION 105) SHALL STAY, INTERDICT, CONDITION, REDUCE, OR INHIBIT IN ANY WAY THE ABILITY OF HOLDER TO ENFORCE ANY OF ITS RIGHTS AND REMEDIES UNDER THE SECURITY AGREEMENT AND/OR APPLICABLE LAW. Payor hereby consents to any motion for relief from stay that may be filed by Holder in any bankruptcy or insolvency proceeding initiated by or against Payor and, further, agrees not to file any opposition to any motion for relief from stay filed by Holder. Payor represents, acknowledges, and agrees that this provision is a specific and material aspect of this Note and the Sale Agreement, and that Holder would not agree to the terms of the Sale Agreement if this waiver were not a part of this Note. Payor further represents, acknowledges, and agrees that (i) this waiver is knowingly, intelligently, and voluntarily made; (ii) neither Holder nor any person acting on behalf of Holder has made any representations to induce this waiver; and, (iii) Payor has been represented (or has had the opportunity to he represented) in the signing of this Note and all Transaction Documents and in the making of this waiver by independent legal counsel selected by Payor and that the Payor has discussed this waiver with counsel.

II
RIGHT TO SET-OFF

2.1 **Sale Agreement**. This Note is entitled to the benefits of, and is subject to the terms contained in, the Sale Agreement, including, without limitation, the set-off rights of Payor set forth in Section 4.7 of the Sale Agreement.

2.2 **Set-Off**. In the event that any dispute arises with respect to any set-off asserted in good faith by Payor, either party may, by written notice to the other, demand arbitration of such dispute. If Holder fails to make such demand for arbitration within thirty (30) days of the date Payor first notifies Holder of such set-off, Holder shall be deemed to have waived any and all rights it has to dispute such set-off, and any payment made by Payor which is net of the set-off shall constitute full performance by Payor with respect to the installment(s) of principal and interest (or any portion thereof) in an amount equal to the set-off. In the event arbitration is properly commenced, Payor shall place the required payments in an interest bearing escrow account (the "Escrow") to be established by Payor for such

purpose, in which case an Event of Default shall not be deemed to have occurred hereunder, and the Escrow shall be allocated in accordance with the arbitration under Section 2.4, below.

2.3 **Arbitration**.

2.3.1. **Scope of Arbitration**. The scope of any arbitration commenced pursuant to this Article IV shall be limited to the issue of the set-off and the amount thereof listed in the notice of set-off sent by Payor to Holder pursuant to the Sale Agreement. As part of their decision in any arbitration proceeding, the arbitrators may allocate the cost of arbitration, including fees of attorneys and experts, as they deem fair and equitable in light of all relevant circumstances. Accrued interest on the funds being held in the Escrow will be distributed to the parties pro rata in the same proportion as the funds in the Escrow are distributed.

2.3.2. **Commencing and Conducting Arbitration**. Any arbitration hereunder shall be commenced not later than thirty (30) days following the date of delivery of the notice of arbitration by a panel of three qualified arbitrators, one who shall be designated by Payor, one by Holder, and one (who shall act as chairman of the arbitration panel) by the first two arbitrators so appointed. The arbitration shall be conducted in Wake County, North Carolina, in accordance with the rules promulgated and adopted by the American Arbitration Association. In any arbitration proceeding conducted pursuant to the provisions of this Section 2.3, both parties shall have the right to conduct discovery, and to call witnesses and to cross-examine the opposing party's witnesses, either through legal counsel, expert witnesses or both. The majority decision of the arbitration panel shall be final, binding, and conclusive on all parties (without any right of appeal therefrom) and shall not be subject to judicial review. The parties consent to the jurisdiction of North Carolina courts for enforcement of this determination by arbitration.

III
EVENTS OF DEFAULT AND REMEDIES

3.1 **Events of Default**. An "Event of Default" hereunder shall mean any of the following:

(a) If a default shall be made in the payment of any installment of principal or interest or any other amount due hereunder, as when due and payable and continuing for a period of ten (10) days following written notice thereof by Holder to Payor. However, in the event that Payor exercises any right of set-off or pays money to the Escrow referred to in Section 2.2, above, and Holder disputes such claimed set-off or payment into Escrow, the performance by Payor of its payment obligations under this Note in an amount equal to or the amount claimed to be subject to set-off in the notice relating to the set-off or the amount paid to the Escrow, as applicable, shall be excused until such dispute is finally resolved as set forth in Section 2.3, above, and all time periods provided for in this Note shall be tolled as to such claimed offset amount or the amount paid to the Escrow during the pendency of such action.

(b) If under any of the Transaction Documents, an Event of Default shall have occurred, as such term is defined in the particular Transaction Document.

(c) Any representation or warranty made in (i) this Note; (ii) any of the Transaction Documents; (iii) any written statement pursuant hereto or thereto; or, (iv) any other report, financial statement, or certificate made or delivered to Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

(d) The common stock of Payor shall not be eligible for listing or quotation for trading on a trading market and shall not be eligible to resume listing or quotation for trading thereon within ten (10) trading days;

(e) If at any time Holder fails to have a first priority perfected security interest in the Collateral; or

(f) Payor shall be subject to a Bankruptcy Event.

For purposes of this Note, the term "Bankruptcy Event" means any of the following events: (a) Payor commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to Payor; (b) there is commenced against Payor any such case or proceeding that is not dismissed within sixty (60) calendar days after commencement; (c) a Payor is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) Payor suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) calendar days after such appointment; (e) Payor makes a general assignment for the benefit of creditors; (f) Payor calls a meeting of its creditors with a view to arranging a composition, adjustment, or restructuring of its debts; or, (g) Payor, by any act or failure to act, expressly indicates its consent to, approval of, or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

3.2 **Acceleration**. At any time after the occurrence of an Event of Default and until such time as the Event of Default is cured and no longer existing, Holder may, by written notice sent to Payor, declare the entire amount of this Note to be due and payable, whereupon this Note shall become forthwith due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived. However, if Payor pays to Holder all scheduled installments of principal and interest due and owing (without regard to any acceleration hereunder) within fifteen (15) days of receipt of the notice referred to herein, then this Note shall be reinstated and such acceleration shall be deemed rescinded. No such rescission or reinstatement shall affect any subsequent Event of Default.

3.3 **Remedies**. Upon acceleration by Holder, Holder shall be entitled to those remedies contained in the Security Agreement and all other legal and equitable rights available under applicable law. The remedies of Holder shall be distinct and cumulative, and may be pursued singly, successively, or together, at the sole discretion of Holder, and may be exercised as often as occasion therefor shall arise. Failure to exercise any of the foregoing options upon the occurrence of an Event of Default shall not constitute a waiver of the right to exercise the same or any other option at any subsequent time in respect to the same or any other further exercise of the same or any other right or remedy. Holder shall have no duty to exercise any or all of the rights and remedies herein provided or contemplated. The acceptance by Holder of any payment hereunder that is less than payment in full of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing rights or remedies at that time, or nullify any prior exercise of any such rights or remedies without the express written consent of Holder.

IV
ADDITIONAL PROVISIONS

4.1 **Waiver**. The granting, without notice, of any extension or extensions of time for payment of any sum or sums due hereunder, or for the performance of any covenant, condition or agreement contained herein, or the granting of any other indulgences to Payor, or any other modification or amendment of this Note shall in no way release or discharge the liability of Payor, or of any endorser, guarantor or other person secondarily liable for this Note. Payor and any other persons presently liable hereon agree that additional makers, endorsers, guarantors or sureties may become parties hereto or liable hereon without notice to them and without affecting their liability hereunder. Unless agreed to the contrary in writing, failure or delay on the part of Holder to enforce any provision of this Note shall not be deemed a waiver of any such provision, nor shall the Holder be estopped from enforcing any such provision at a later time.

5.2 **Absolute Obligation**. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of Payor, which is absolute and unconditional, to pay the principal, accrued interest, and all other amounts due hereunder, at the time, place, and rate, and in the coin or currency, herein prescribed. This Note is a direct debt obligation of Payor.

5.3 **Amendment and Assignability**. This Note may be amended or modified only by a writing signed by all parties. This Note shall apply to and bind Payor and each of its successors and assigns. Payor may not assign its obligations under this Note without Holder's prior written consent, and any such assignment shall not relieve Payor of its obligations hereunder.

5.4 **Provisions of Sale Agreement**. To the extent not expressly inconsistent with this Note, and applying all necessary revisions to apply to this Note, Sections 3.3 and 3.4 and Article XII of the Sale Agreement are hereby expressly incorporated herein by reference as if set forth in full herein.

Payor hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Note, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Note.

PAYOR:

DATA443 RISK MITIGATION, INC.,
a North Carolina corporation

BY: ____________________________

NAME: Jason Remillard

TITLE: President

DATED: __________________

HOLDER:

SOMMS, L.L.C.

BY: ____________________________

NAME: Howard Sklar

TITLE: Manager

DATED: __________________

of its obligations hereunder.

5.4 **Provisions of Sale Agreement**. To the extent not expressly inconsistent with this Note, and applying all necessary revisions to apply to this Note, Sections 3.3 and 3.4 and Article XII of the Sale Agreement are hereby expressly incorporated herein by reference as if set forth in full herein.

Payor hereby represents and warrants that it (i) has the requisite power and authority to enter into and carry out the terms and conditions of this Note, as well as all transactions contemplated hereunder; and, (ii) it is duly authorized and empowered to execute and deliver this Note.

PAYOR:

DATA443 RISK MITIGATION, INC.,
a North Carolina corporation

BY: ______________________

NAME: Jason Remillard

TITLE: President

DATED: ________________

HOLDER:

SOMMS, L.L.C.

BY: [signature]

NAME: Howard Sklar

TITLE: Manager

DATED: 1-29-21